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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 28, 2003


                    REPUBLIC ENGINEERED PRODUCTS HOLDINGS LLC
               (Exact Name of Registrant as Specified in Charter)



Delaware                            333-100581-04            35-2194249
State or Other Juris-               (Commission              (IRS Employer
Diction of Incorporation)           File Number)             Identification No.)


3770 Embassy Parkway                Akron, Ohio              44333-8367
(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code:  (330) 670-3000





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Item 5.   Other Events and Regulation FD Disclosure

          Republic Engineered Products Holdings LLC, a Delaware limited liability company, issued a press release on August 28, 2003 announcing plans to restart a backup blast furnace at its Lorain plant to replace a furnace that, as previously disclosed, was damaged and shut down during the Northeast power blackout on August 14. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements and Exhibits.

Exhibit No.               Exhibit
99.1                      Press Release dated August 28, 2003
























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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   REPUBLIC ENGINEERED PRODUCTS
                                   HOLDINGS LLC



Date: August 28, 2003       By:     /s/  Joseph A. Kaczka
                                    ---------------------------------
                                           Chief Financial Officer, Vice
                                           President, Finance and Controller,
                                           Treasurer and Secretary